SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.

                                 FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 1996


                  U.S. (UNITED SERVICES) GLOBAL INVESTORS, INC.
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              (Exact name of registrant as specified in its charter)


        Texas                    0-13928                    74-1598370
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(State of other juris-         (Commission                  (IRS Employer
diction of incorporation)       File Number)                Identification No.)


7900 Callaghan Road, San Antonio, Texas                         78229
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   210-308-1234

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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

June 27, 1996 Sale of Securities

         On June 27, 1996 U.S. (United Services) Global Investors, Inc. (the "Registrant" or "USGI") reduced its investment in government notes ("Notes") financed by reverse repurchase agreements with various broker/dealers by selling an additional $14.805 million (par value) in Notes in open market transactions. These transactions strengthen the Registrant's balance sheet and improve its financial ratios and cash flow. Going forward, the Registrant is expected to save annual interest costs on debt that was used to finance the Notes of approximately $149,000. Notes totaling $130.525 million were acquired during the fiscal year ended June 30, 1995. To date, USGI has reduced its investment in the Notes by approximately 80%.

         This transaction resulted in Registrant recording a net realized loss of $23,000 before tax ($0.01 per share) which it will recognize during the fourth quarter of fiscal 1996.

         As reflected in a Special Report on Form 8-K filed June 12, 1996, USGI reduced its investment in Notes by selling $28.745 million (par value) Notes in open market transactions on May 28, 1996 and June 10, 1996. These previous transactions resulted in interest savings of approximately $320,000 and resulted in the Registrant recording a net realized loss of $50,000 before tax ($0.01 per share) which it will recognize during the fourth quarter of fiscal 1996.

         The combined effect of all of these transactions (May 28, 1996, June 10, 1996, and June 27, 1996) was an interest savings of approximately $469,000. In addition, the company will recognize a net realized loss of $73,000 ($0.01 per share).

Item 7.  Financial Statements, Information and Exhibits.

         (b) Pro forma financial information: Unaudited Consolidated Balance Sheet and Statement of Operations of
                  Registrant at March 31, 1996.

         (c)      Exhibits.

                  None

                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             U.S. (United Services) Global Investors, Inc.

                             By:  /S/SUSAN B. MCGEE
                                  ------------------------------
                                  Susan B. McGee
                                  Vice President, Secretary

Dated:   July 9, 1996


                                  - 2 -

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

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                                                    U. S. GLOBAL INVESTORS,INC
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
                                                        UNAUDITED      PRO FORMA       PRO FORMA      PRO FORMA
CONSOLIDATED BALANCE SHEET                                AS OF       ADJUSTMENTS(1)  ADJUSTMENTS(2)  ADJUSTMENTS(3)  PRO FORMA
                                                      MARCH 31, 1996   MAY 28, 1996   JUNE 10, 1996   JUNE 27, 1996    RESULTS
                                                      --------------  --------------  --------------  -------------   ---------
  CURRENT ASSETS
   CASH & INTEREST BEARING DEPOSITS .................     2,196,616       (401,985)      (313,333)      (347,020)     1,134,278
   TRADING SECURITIES ...............................     1,781,771              0              0              0      1,781,771
   GOVERNMENT SECURITIES ............................    53,013,538              0    (12,722,249)   (14,635,568)    25,655,721
   RECEIVABLES ......................................     2,003,736        (63,786)       (55,499)       (67,718)     1,816,733
   PREPAID EXPENSES .................................       560,939              0              0              0        560,939
                                                        -----------    -----------    -----------    -----------    -----------
  TOTAL CURRENT ASSETS ..............................    59,556,600       (465,771)   (13,091,081)   (15,050,306)    30,949,442

  NET FIXED ASSETS ..................................     2,599,239              0              0              0      2,599,239

  GOVERNMENT SECURITIES .............................    16,301,750    (16,301,750)             0              0              0
  AVAILABLE-FOR-SALE SECURITIES .....................     4,531,835              0              0              0      4,531,835
  OTHER LONG-TERM ASSETS ............................     3,673,075              0              0              0      3,673,075
                                                        -----------    -----------    -----------    -----------    -----------
  TOTAL OTHER ASSETS ................................    24,506,660    (16,301,750)             0              0      8,204,910

  TOTAL ASSETS ......................................    86,662,499    (16,767,521)   (13,091,081)   (15,050,306)    41,753,591
                                                        ===========    ===========    ============   ============   ===========



                                                         UNAUDITED      PRO FORMA       PRO FORMA     PRO FORMA
CONSOLIDATED BALANCE SHEET                                 AS OF      ADJUSTMENTS(1)  ADJUSTMENTS(2) ADJUSTMENTS(3)  PRO FORMA
                                                        MAY 31, 1996   MAY 28, 1996   JUNE 10, 1996  JUNE 27, 1996    RESULTS
                                                       -------------   -------------  -------------  ------------    ----------
  CURRENT LIABILITIES
   ACCRUED EXPENSES AND OTHER .......................     1,348,457        (80,611)      (122,178)       (53,488)     1,092,180
   SECURITIES SOLD UNDER AGMT TO REPURCHASE..........    68,739,117    (16,094,875)   (11,748,744)   (14,305,331)    26,590,167
   SUBORDINATED DEBENTURE (CURRENT)..................     3,240,818              0       (749,955)      (907,784)     1,583,079
   DEFERRED TAX LIABILITY............................       963,606         73,835       (159,870)        73,541        951,113
   OTHER CURRENT LIABILITIES.........................        99,838              0              0              0         99,838
                                                        -----------    -----------    -----------    -----------     ----------
  TOTAL CURRENT LIABILITIES .........................    74,391,836    (16,101,651)   (12,780,746)   (15,193,062)    30,316,377

  SUBORDINATED DEBENTURE (LONG-TERM) ................       809,198       (809,198)             0              0              0
  OTHER LONG-TERM LIABILITIES .......................     1,723,674              0              0              0      1,723,674
                                                        -----------    -----------    -----------    -----------    -----------

  TOTAL LONG-TERM LIABILITIES .......................     2,532,872       (809,198)             0              0      1,723,674

  TOTAL LIABILITIES..................................    76,924,708    (16,910,849)   (12,780,746)   (15,193,062)    32,040,051
                                                        ===========    ===========    ===========    ===========    ===========

 SHAREHOLDERS EQUITY
  PREFERRED & COMMON STOCK @ PAR ....................       339,268              0              0              0        339,268
  ADDITIONAL PAID IN CAPITAL ........................    11,184,756              0              0              0     11,184,756
  TREASURY STOCK ....................................      (511,204)             0              0              0       (511,204)
  NET UNREALIZED HOLDING GAIN (NET OF TAX) ..........     1,703,393         12,272              0              0      1,715,665
  RETAINED EARNINGS (DEFICIT) .......................    (2,978,422)       131,056       (310,335)       142,756     (3,014,945)
                                                        -----------    -----------    -----------    -----------    -----------

TOTAL SHAREHOLDERS EQUITY ...........................     9,737,791        143,328       (310,335)       142,756      9,713,540

TOTAL LIABILITIES & SHLDR. EQUITY ...................    86,662,499    (16,767,521)   (13,091,081)   (15,050,306)    41,753,591
                                                         ==========    ============   ============   ============    ==========
                                                                  0              0             (0)            (0)           (0)

   (1)  See Item 2 to this Form 8-K for a description of the transaction, initially reported on Form 8-K filed June 12, 1996.

   (2)  See Item 2 to this Form 8-K for a description of the transaction, initially reported on Form 8-K filed June 12, 1996.

   (3)  See Item 2 to this Form 8-K for a description of the transaction.


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                                                     U. S. GLOBAL INVESTORS,INC.
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CONSOLIDATED INCOME STATEMENT
                                                          UNAUDITED      PRO FORMA       PRO FORMA       PRO FORMA
REVENUES                                                QUARTER ENDED  ADJUSTMENTS(1)  ADJUSTMENTS(2)  ADJUSTMENTS(3)  PRO FORMA
                                                        MARCH 31, 1996  MAY 28, 1996   JUNE 10, 1996   JUNE 27, 1996    RESULTS
                                                        -------------- -------------   --------------  -------------   ----------
  MANAGEMENT FEES (NET) ..............................    4,283,302             0              0                 0      4,283,302
  NET TRANSFER AGENCY FEES ...........................    2,465,659             0              0                 0      2,465,659
  INVESTMENT INCOME ..................................    2,873,299        65,977(4)      71,018(5)        201,222(7)   3,211,516
  OTHER FEES AND INCOME ..............................    1,277,429             0              0                 0      1,277,429
  GOVERNMENT SECURITY INTEREST INCOME ................    3,533,037      (724,747)      (504,292)         (644,673)     1,659,325
  GOVERNMENT SECURITY ACCRETION TO PAR ...............    1,211,584       (64,710)      (733,637)(6)      (224,255)       188,982
                                                         -----------    -----------    -----------      -----------    -----------
TOTAL REVENUE ......................................     15,644,310      (723,480)     (1,166,911)        (667,706)    13,086,213
                                                        ============    ===========    ===========      ===========    ===========

                                                         UNAUDITED       PRO FORMA      PRO FORMA       PRO FORMA
EXPENSES                                               QUARTER ENDED   ADJUSTMENTS(1) ADJUSTMENTS(2)  ADJUSTMENTS(3)   PRO FORMA
                                                       MARCH 31, 1996   MAY 28, 1996  JUNE 10, 1996   JUNE 27, 1996      RESULTS
                                                       --------------  -------------  -------------   -------------    ------------
 TOTAL GENERAL & ADMINISTRATIVE ......................     8,028,360             0              0                 0      8,028,360
 DEPRECIATION & AMORTIZATION .........................       362,672             0              0                 0        362,672
 INTEREST & FINANCE CHARGES ..........................        95,023             0              0                 0         95,023
 INTEREST EXPENSE - SEC SOLD TO REPURCHASE ...........     4,419,065      (854,494)      (639,209)         (810,977)     2,114,385
 INTEREST EXPENSE - SUBORDINATED DEBENTURE ...........       263,595       (67,556)       (57,497)          (73,026)        65,516
                                                         -----------    -----------    -----------       -----------    ----------
TOTAL EXPENSES ......................................     13,168,715      (922,050)      (696,706)         (884,003)    10,665,956

INCOME (LOSS) BEFORE TAX ............................      2,475,595       198,570       (470,205)          216,297      2,420,257

FEDERAL TAXES .......................................        893,791        67,514       (159,870)           73,541        874,976

NET INCOME (LOSS) ...................................      1,581,804       131,056       (310,335)          142,756      1,545,281
                                                          ===========    ==========     ==========       ==========     ==========
PRO FORMA EARNINGS PER SHARE
PRIMARY & FULLY DILUTED .............................   $      0.24    $      0.02     ($    0.04)       $    0.02     $     0.24
                                                          ===========    ==========     ==========       ==========    ===========
WEIGHTED AVERAGE SHARES OUTSTANDING
PRIMARY & FULLY DILUTED .............................     6,574,926      6,574,926      6,574,926        6,574,926      6,574,926

   (1)  See Item 2 to this Form 8-K for a description of the transaction, initially reported on Form 8-K dated June 12, 1996.

   (2)  See Item 2 to this Form 8-K for a description of the transaction, initially reported on Form 8-K dated June 12, 1996.

   (3)  See Item 2 to this Form 8-K for a description of the transaction.

   (4)  Amount represents realized gain on sale of $16.55 million par value government note of $1,267 plus accretion of $64,710 that was adjusted when the note was reclassified from the held-to-maturity category to the available-for-sale category pursuant to the FASB Special Report on SFAS 115 in December 1995.

   (5)  Amount represents realized loss on sale of $12.195 million par value government notes of ($51,733) plus accretion of
        $122,751 on the notes sold that was adjusted retroactive to July 1, 1995 as specified by Article 11 of Regulation S-X.

   (6)  Upon sale of the $12.195 million par value government notes, the remaining $41.53 million par value notes held by the
        Company were reclassified from the held-to-maturity category to the available-for-sale category pursuant to SFAS 115.
        Therefore, this amount represents the sum of the accretion on sale of $12.195 million par value government note of $122,751
        (see (4)) plus accretion of $610,886 on the remaining $41.53 par value notes adjusted retroactive to July 1, 1995 as specified by Article 11 of Regulation S-X.

   (7)  Amount represents realized loss on sale of $14.805 million par value government note of ($23,033) plus accretion of
        $224,255 on the note sold that was adjusted retroactive to July 1, 1995 as specified by Article 11 of Regulation S-X.
